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                                                                   Exhibit 10.10

                           SECOND AMENDMENT TO LEASE
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     THIS SECOND AMENDMENT TO LEASE, dated as of April 30, 1992, is made by and between Chicago Title and Trust Company, not individually but as Trustee under a Trust Agreement dated February 1, 1977 and known as Trust No. 1069185 ("Lessor"), and AGI Incorporated, an Illinois corporation ("Lessee").



                               R E C I T A L S:
                               - - - - - - - -

          Lessor and Lessee are parties to a certain Lease (the "Original Lease"), dated May 29, 1985, demising the real estate commonly known as 1950 Ruby Street, Melrose Park, Illinois, including the industrial building containing 256,629 square feet located thereon.

          The Lease was amended by an Amendment to Lease (the "Amendment to Lease"), dated October 1, 1987, between Lessor and Lessee (the Original Lease and the Amendment to Lease are hereinafter collectively referred to as the "Amended Lease"), which, among other things, extended the term of the Amended Lease through September 30, 1992 and provided for options to renew the Amended Lease for four consecutive periods of five years each.

          Lessor and Lessee desire to further amend the Amended Lease, all as provided herein.

     NOW, THEREFORE, the Amended Lease is further amended as follows:
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     1.   First Extension Period.
          ----------------------

          A. Lessor and Lessee hereby agree to extend the term of the Amended Lease for a five-year period through September 30, 1997 (the "First Extension Period").

          B. The annual Net Rent for the First Extension Period shall be $474,763.58 per year ($1.85 per square foot), payable in monthly installments in advance, in the amount of $39,563.64, on the first day of October 1992 and on the first day of each month thereafter to and including September 1, 1997.

     2.   Renewal Options.  Paragraph 2 of the Amendment to Lease is deleted and
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the following is hereby inserted in lieu thereof:

          2.   Renewal Options.  Lessor hereby grants Lessee options to renew
               ---------------
     the Amended Lease for three consecutive periods of five (5) years each; provided, however, that so long as Chicago Title and Trust Company, as Trustee under Trust No. 1069185 remains the Lessor, and the beneficial interest of such trust has not been transferred or assigned, in whole or in part, other than for collateral purposes, Lessee's option to renew the
     Lease for the five year period commencing on October 1, 1997 shall be expressly conditioned upon the audited financial statements of Lessee as of December 31, 1996 evidencing a net worth and a debt to equity ratio equal to or better than set forth in its audited financial statements for the year ending December 31, 1991, and, similarly, its options to renew the Amended Lease for each of the two additional renewal periods shall be expressly conditioned upon the audited financial statements of Lessee as of December 31, 2001 and December 31, 2006, respectively, evidencing a net worth and a debt to equity ratio equal to or better than set forth in such statements for the year ending December 31, 1991. In the event any changes
                                                        ------------------------
     to generally accepted accounting principles which Lessee shall be required
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     to adopt after December 31, 1991 shall have any effect on the determination
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     of Lessee's net worth or debt to equity ratio, said determination shall be
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     made as if such changes in accounting
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     principles had not been adopted. Lessee shall exercise any such option by
     -------------------------------
     giving Lessor not less than 270 days' notice ("Notice") of its election to do so prior to the termination of the then current renewal term. In the event Lessee (A) has been more than thirty (30) days past due in the payment of any monthly installments of Net Rent during the twelve (12) month period immediately preceding the date of the Notice, or (B) fails to properly exercise any option, any subsequent, unexercised or improperly exercised option or options shall automatically terminate and be deemed void.

     3.   Second Extension Period.  In the event Lessee properly exercises the
          -----------------------
option to extend the term of the Amended Lease for an additional five (5) year period, through September 30, 2002 (the "Second Extension Period") and notwithstanding any provision to the contrary contained in Paragraph 3 of the Amendment to Lease, the annual Net Rent for the Second Extension Period will be:

          A. The amount set forth in Paragraph 1B, above for the First Extension Period, plus or minus (as the case may be)
                                 ------------------

          B. An amount equal to the difference, if any, between (1) the annual interest cost incurred by Lessor on a $3,000,000 mortgage loan for the Premises
                                                               ----------------
during the Second Extension Period (regardless of the actual principal amount of
                                    --------------------------------------------
said mortgage loan), and (2) the annual interest cost incurred by Lessor on a
--------------------
$3,000,000 mortgage loan for the Premises during the First Extension Period.
                         ----------------

     Lessor shall use its best efforts to obtain the most advantageous financing terms and conditions, including the lowest

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possible interest rate for the Second Extension Period.  Lessee reserves the right to use its influence or mortgage resources to obtain financing for the
                              --------                     -----------------
Premises at a lower interest rate than may otherwise be available to Lessor, and
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Lessor shall agree to accept such financing, if available, so long as all other
                      ---------------------
terms and conditions are as advantageous as those otherwise available to Lessor.
                                                  ---------

     4.   Security Deposit  Notwithstanding any provisions to the contrary
          ----------------
contained in Paragraph 21 of the Original Lease or Paragraph 18 of the Amendment to Lease, Lessee shall not be entitled to interest on the Security Deposit during the First Extension Period or during the Second Extension Period.

     5.   Lessee's Option to Purchase.  Clause (ii)(b) of Paragraph 14 of the
          ---------------------------           --  -
Amendment to Lease is deleted and the following is inserted in lieu thereof:

          (b)  the fair market value of the Premises, reduced  by:

          (1) the unamortized cost at closing of the sale, calculated in accordance with generally accepted accounting principles as though Lessee were the owner of the building and other improvements, of any capital improvements to the Premises made by Lessee after the date of the Amendment to Lease with the prior written approval of Lessor, excluding the cost associated with a
                                           ------------------------------------
               rebuild of Lessee's office space. Unless such capital
               --------------------------------
               improvements were made solely for the benefit of Lessee's business and do not enhance the value of the Premises themselves, Lessor shall not unreasonably withhold its consent to any capital improvements which Lessee may desire to make; and

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          (2)  the unamortized increase in the fair market value of the Premises associated with a rebuild of Lessee's office space.  Lessee
                                                                    ------
               hereby consents to such rebuild. The amount of such increase in
               -------------------------------
               value will be determined in advance of construction by a third party appraiser chosen by Continental Bank's appraisal department, based on design drawings and specifications. It is understood by both parties that the total cost of the rebuilding of such office space will not all automatically add to the fair market value of the Premises on the day after completion thereof. The fees for the appraiser will be paid by Lessee. The appraiser will determine how much of the costs of rebuilding the office space will increase the fair market value of the Premises as of the day after completion.

     6.   Waiver of Claims for Reimbursement.  Lessee agrees (A) to waive
          ----------------------------------
reimbursement of certain expenses totaling $57,100 that Lessor had previously agreed to pay upon renewal of the Amended Lease and (B) that Lessee does not
                                                                         ---
currently have any additional claims for reimbursement from Lessor.

     7.   Continuing Effect.  As amended hereby, the Amended Lease remains in
          -----------------   --------------------------------------------
full force and effect.

          It is expressly understood and agreed that this Second Amendment to Lease is executed by the undersigned Trustee, not personally, but solely as Trustee under the terms of that certain agreement dated February 1, 1977, creating Trust No. 1069185; the covenants, undertakings, representations and agreements herein made are made and intended not as personal covenants, undertakings, representations and agreements of the Trustee or its beneficiaries, individually, or for the purpose of binding them personally, but this instrument is executed and delivered by

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Chicago Title and Trust Company as trustee, solely in the exercise of the powers conferred upon it as such Trustee under said agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against Chicago Title and Trust Company as trustee or its beneficiaries, on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, all such personal liability, if any, being hereby expressly waived and released by the parties hereto, and by all persons claiming by or through or under said parties.

     IN WITNESS WHEREOF, said Chicago Title and Trust Company has caused its name to be signed to these presents by an ____________ ____________________ and its corporate seal to be hereunto affixed and attested by its _________________________ the day and year first above written.


LESSOR: CHICAGO TITLE AND TRUST COMPANY, not individually, but as Trustee under Trust Agreement dated
                                             February 1, 1977, and known as
                                             Trust No. 1069185

ATTEST:

________________________________             By________________________________
Its ____________________________               Its_____________________________

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

LESSEE:                                      AGI INCORPORATED, an Illinois
                                             corporation


ATTEST:

________________________________             By________________________________
Its ____________________________               Its_____________________________

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